SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2011

Exmovere Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	000-52713	20-8024018
(State or other jurisdiction of incorporation or organization)	(Commission file no.)	(IRS Employee Identification No.)

1600 Tysons Boulevard
8th Floor
McLean, VA 22102
(Address of Principal Executive Offices)

(703) 245-8513
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

New Independent Accountant

Based on the Board of Director’s approval, on February 23, 2011, the Company selected GregoryScott, LLP (GregoryScott) as the Company’s independent certified public accounting firm for the fiscal year ending December 31, 2010.  During the Company’s three most recent fiscal years ended December 31, 2010, 2009 and 2008 and from January 1, 2011 through February 22, 2011, neither the Company nor anyone on its behalf consulted GregoryScott regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that GregoryScott concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Exmovere Holdings, Inc.

Date: February 24, 2011	By:	/s/ David Bychkov
David Bychkov
Chief Executive Officer

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